Prepared 12-18-02

THE LA PORTE SAVINGS BANK

GROUP TERM CARVE OUT PLAN

THIS PLAN is made and entered into this 1st day of January, 2003, by and between THE LA PORTE SAVINGS BANK, a state-chartered savings bank located in La Porte, Indiana (the “Company”) and the Participant selected to participate in this Plan (the “Participant”).

INTRODUCTION

The Company wishes to attract and retain highly qualified executives. To further this objective, the Company is willing to divide the death proceeds of certain life insurance policies which are owned by the Company on the lives of the participating executives with the designated beneficiary of each insured participating executive. The Company will pay the life insurance premiums from its general assets.

Article 1

Definitions

Whenever used in this Plan, the following terms shall have the meanings specified:

1.1 “Base Annual Salary” means the regular base annual salary of the Participant determined without regard to any items of variable or other compensation, including, but not limited to bonuses, awards, special payments, commissions and incentive pay.

1.2 “Change of Control” means any conversion of Company from a mutual savings bank to a stock based company.

1.3 “Compensation Committee” means either the Compensation Committee designated from time to time by the Company’s Board of Trustees or a majority of the Company’s Board of Trustees, either of which shall hereinafter be referred to as the Compensation Committee.

1.4 “Disability” means the Executive’s suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier’s or Social Security Administration’s determination upon the request of the Company.

1.5 “Insured” means the individual whose life is insured.

1.6 “Insurer” means the insurance company issuing the life insurance policy on the life of the Insured.

1.7 “Normal Retirement Age” means the Participant attaining age 65.

1.8 “Normal Retirement Date” means the later of the Normal Retirement Age or the date that the Participant terminates or is terminated for any reason other than Termination for Cause.

1.9 “Participant” means the employee who is designated by the Compensation Committee as eligible to participate in this Plan, elects in writing to participate in the Plan using the form attached hereto as Exhibit A, and signs a Split Dollar Endorsement for the Policy in which the Participant is the Insured.

1.10 “Policy” or “Policies” means the individual insurance policy or policies adopted by the Compensation Committee for purposes of insuring a Participant’s life under this Plan.

1.11 “Plan” means this instrument, including all amendments thereto.

1.12 “Termination for Cause” means that the Company has terminated the Participant’s employment for, or the Executive terminates employment with the Company in anticipation of being terminated for, any of the following reasons:

(a) Gross negligence in the performance of his duties for the Company or gross neglect of duties for the Company;

(b) Commission of a felony or of a gross misdemeanor involving moral turpitude or a plea of nolo contendre thereof; or

(c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant’s employment and resulting in an adverse effect on the Company.

1.13 “Two Times Base Annual Salary” means the Base Annual Salary of the Participant determined at the earliest of: (1) the date of the Participant’s death; (2) the date of the Participant’s Disability; or (3) the Participant’s Normal Retirement Date, multiplied by a factor of 2.

Article 2

Participation

2.1 Eligibility to Participate. The Compensation Committee in its sole discretion shall designate from time to time Participants that are eligible to participate in this Plan.

2.2 Participation. The eligible executive may participate in this Plan by executing an Election to Participate, a Split Dollar Endorsement for each Policy or Policies and by waiving any group term life insurance offered by the Company in excess of $50,000 of coverage. The Split Dollar Endorsement shall bind the Participant and his or her beneficiaries, assigns and transferees, to the terms and conditions of this Plan. An executive’s participation in the Plan is limited to those Policies where he or she is the Insured.

2.3 Termination of Participation. A Participant’s rights under this Plan shall cease and his or her participation in this Plan shall terminate if either of the following events occur: (i) if there is a Termination for Cause; or (ii) if the Participant’s employment with the Company is terminated for reasons other than Disability either (a) prior to his or her attainment of age 55, or (b) prior to his or her completion of ten continuous years of employment with the Company; or (iii) the plan is terminated per Article 8. In the event that the Company decides to maintain the Policy or Policies after the Participant’s Termination of Participation in the Plan, the Company shall be the direct beneficiary of the entire death proceeds of the Policy or Policies.

2.4 Other Termination/Disability/Retirement. If the Participant’s employment with the Company is terminated (i) because of the Participant’s Disability, or (ii) for any reason other than a Termination for Cause but after the Participant has attained age 55 and has completed ten continuous years of employment with the Company, the Participant is considered vested in this Plan. Nothing herein negates the Company’s right to amend or terminate this Plan under Article 8. However, the Company is not obligated to provide any additional resources to maintain the Policy or Policies in full force and effect. In addition, the Company may replace each Policy with a comparable insurance policy to cover the benefit provided under this Plan and the Company and the Participant shall execute a new Split Dollar Policy Endorsement for each new Policy. Each new Policy or any comparable policy shall be subject to the claims of the Company’s creditors.

Article 3

Policy Ownership/Interests

3.1 Participant’s Interest. Unless or until the Participant’s rights under the Plan shall terminate as provided in Section 2.3, with respect to the Policy or Policies, the Participant or the Participant’s assignee shall have the right to designate the beneficiary of one of the following death benefit amounts:

(a) Pre-Retirement Death Benefit. If the Participant was employed by the Company at the time of death, the death benefit shall be Two Times Base Annual Salary in effect at the his or her date of death, less $50,000 (from the Company’s existing group term plan), capped at a maximum of $470,000 (Four Hundred Seventy Thousand Dollars).

(b) Post-Retirement/Termination Death Benefit. If the Participant was no longer employed by the Company at the time of death and if Participant’s participation in the Plan had not terminated pursuant to Section 2.3 prior to the time of death, the death benefit shall be one times the Participant’s Base Annual Salary in effect at the effective date of his or her termination of employment with the Company, capped at a maximum of $470,000 (Four Hundred Seventy Thousand Dollars).

Notwithstanding the preceding provisions, if the Participant’s employment with the Company is terminated due to Disability, the death benefit shall be:

(i) Prior to Normal Retirement Age: Two Times Base Annual Salary in effect at the effective date of his or her termination of employment with the Company, less $50,000 (from the Company’s existing group term plan), capped at a maximum of $470,000 (Four Hundred Seventy Thousand Dollars).

(ii) After Normal Retirement Age: One times the Participant’s Base Annual Salary in effect at the effective date of his or her termination of employment with the Company, capped at a maximum of $470,000 (Four Hundred Seventy Thousand Dollars).

3.2 Company’s Interest. The Company is the sole owner of the Policies and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of the Policies to the extent of each Policy’s cash surrender value plus any death benefits remaining after applying those amounts explicitly assigned to the Participant’s beneficiary pursuant to Section 3.1 above.

Article 4

Premiums

4.1 Premium Payment. The Company shall pay all premiums due on all Policies, so long as the Company chooses to maintain the Policies in force.

4.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Participant based on the amount of the current term rate for the Participant’s age multiplied by the aggregate death benefit payable to the Participant’s beneficiary. The “current term rate” is the minimum amount required to be imputed under Internal Revenue Service Notice 2002-8, or any subsequent applicable authority.

4.3 Imputed Income. The Company shall impute the economic benefit to the Participant on an annual basis.

Article 5

Assignment

Any Participant may assign without consideration all interests in his or her Policy or Policies and in this Plan to any person, entity or trust. In the event a Participant shall transfer all of his or her interest in a Policy or Policies, then all of that Participant’s interest in his or her Policy or Policies and in the Plan shall be vested in his or her transferee, who shall be substituted as a party hereunder, and that Participant shall have no further interest in his or her Policy or Policies or in the this Plan.

Article 6

Insurers

Each Insurer shall be bound only by the terms of their corresponding Policy. Any payments an Insurer makes or actions it takes in accordance with a Policy shall fully discharge it from all claims, suits and demands of all persons relating to that Policy. The Insurers shall not be bound by the provisions of this Plan. The Insurers shall have the right to rely on the Company’s representations with regard to any definitions, interpretations, or Policy interests as specified under this Plan.

Article 7

Claims Procedure

7.1 Claims Procedure. Any person or entity (“claimant”) who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:

7.1.1 Initiation – Written Claim. The claimant initiates a claim by submitting to the Company’s Human Resource Manager a written claim for the benefits.

7.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

7.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Plan on which the denial is based;

(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d) An explanation of the Plan’s review procedures and the time limits applicable to such procedures; and

(e) A statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

7.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

7.2.1 Initiation – Written Request. To initiate the review, the claimant, within 60 days after receiving the Company’s notice of denial, must file with the Company’s Human Resource Manager a written request for review.

7.2.2 Additional Submissions – Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits.

7.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

7.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

7.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;

(b) A reference to the specific provisions of the Plan on which the denial is based;

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits; and

(d) A statement of the claimant’s right to bring a civil action under ERISA Section 502(a).

Article 8

Amendments and Termination

8.1 Amendment or Termination of Plan. The Company may amend or terminate the Plan at any time and may amend or terminate a Participant’s rights under the Plan at any time prior to a Participant’s death by written notice to the Participant. Additionally, the Company may sell, surrender, exchange, or transfer the insurance Policy or Policies purchased under this Plan at any time. If the Company decides to sell, surrender, transfer, or exchange the Policies while this Agreement is in effect, the Company will first give the Participant or the Participant’s transferee the option to purchase the Policies for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policies.

8.2 Amendment or Termination of Plan Upon Change of Control. Notwithstanding the provisions of section 8.1, in the event of a Change of Control occurring prior to the termination of this Plan, the Company, or its successor, shall maintain in full force and effect each Policy that is in existence on the date the Change of Control occurs and shall not terminate or otherwise abrogate a Participant’s interest in the Policy or Policies, unless the Company replaces the Policy or Policies with a comparable insurance Policy or Policies to cover the benefit provided under this Plan and the Company and the Participant shall execute a new Split Dollar Policy Endorsement. The Policy or any comparable policy shall be subject to the claims of the Company’s creditors. This section 8.2 shall apply to all Participants in the Plan on the date the Change of Control occurs, including but not limited to (i) a retired Participant who has an interest in a Policy pursuant to section 2.5; (ii) a disabled Participant who has an interest in the Policy pursuant to section 2.4; and (iii) a Participant whose employment is terminated as a result of a Change of Control.

8.3 Waiver. A Participant may, in the Participant’s sole and absolute discretion, waive his or her rights under the Plan at any time. Any waiver permitted under this section 8.3 shall be in writing and delivered to the Board of Trustees of the Company.

Article 9

Miscellaneous

9.1 Binding Effect. This Plan in conjunction with each Split Dollar Endorsement shall bind each Participant and the Company, their beneficiaries, survivors, executors, administrators and transferees and any Policy beneficiary.

9.2 No Guarantee of Employment. This Plan is not an employment policy or contract. It does not give a Participant the right to remain an employee of the Company, nor does it interfere with the Company’s right to discharge a Participant. It also does not require a Participant to remain an employee nor interfere with a Participant’s right to terminate employment at any time.

9.3 Applicable Law. The Plan and all rights hereunder shall be governed by and construed according to the laws of the State of Indiana, except to the extent preempted by the laws of the United States of America.

9.4 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Plan by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his/her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

9.5 Entire Agreement. This Plan constitutes the entire agreement between the Company and the Participant as to the subject matter hereof. No rights are granted to the Participant by virtue of this Plan other than those specifically set forth herein.

9.6 Administration. The Compensation Committee of the Company’s Board of Trustees shall have all powers which are necessary to administer this Plan, including but not limited to:

(a) Interpreting the provisions of the Plan, in its sole discretion;

(b) Establishing and revising the method of accounting for the Plan;

(c) Maintaining a record of benefit payments; and

(d) Establishing rules and prescribing any forms necessary or desirable to administer the Plan.

9.7 Designated Fiduciary. For purposes of the Employee Retirement Income Security Act of 1974, if applicable, the Company shall be the named fiduciary and plan administrator under the Plan. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the Company executes this Plan as of the date indicated above.

COMPANY:

THE LA PORTE SAVINGS BANK

By

Title

EXHIBIT A

THE LA PORTE SAVINGS BANK

GROUP TERM CARVE OUT PLAN

ELECTION TO PARTICIPATE

I, [NAME OF PARTICIPANT], an eligible employee as determined in section 2.1 of THE LA PORTE SAVINGS BANK GROUP TERM CARVE OUT PLAN (the “Plan”) dated January 1, 2003, hereby elect to become a Participant of the Plan in accordance with Section 2.2 of the Plan. Additionally, I acknowledge that I have read the Plan document and agree to be bound by its terms and specifically waive any group term life insurance coverage otherwise available to me through The La Porte Savings Bank in excess of the first $50,000 of coverage.

Executed this                      day of                                         , 2002.

Witness	Participant

SPLIT DOLLAR POLICY ENDORSEMENT TO

THE LA PORTE SAVINGS BANK SPLIT DOLLAR AGREEMENT

ATTACHED TO POLICY NUMBER

ON THE LIFE OF [Insured]

The undersigned Owner requests that the above-referenced policy issued by Massachusetts Mutual Life Insurance Company (“Insurer”) shall provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the proceeding paragraph shall be paid in one sum to

___________________________________________________________________________________________________________
PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

___________________________________________________________________________________________________________.
CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

This endorsement rescinds and supercedes any/all prior endorsements for this policy. Signed at                                                                           on this              day of             , 200__.

INSURED:	OWNER:

THE LA PORTE SAVINGS BANK

By
[Insured]
Title

SPLIT DOLLAR POLICY ENDORSEMENT TO

THE LA PORTE SAVINGS BANK SPLIT DOLLAR AGREEMENT

ATTACHED TO POLICY NUMBER

ON THE LIFE OF [Insured]

The undersigned Owner requests that the above-referenced policy issued by West Coast Life Insurance Company (“Insurer”) shall provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the proceeding paragraph shall be paid in one sum to

___________________________________________________________________________________________________________
PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

___________________________________________________________________________________________________________.
CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

This endorsement rescinds and supercedes any/all prior endorsements for this policy. Signed at                                                                           on this              day of             , 200__.

INSURED:	OWNER:

THE LA PORTE SAVINGS BANK

By
[Insured]
Title